 FOR IMMEDIATE RELEASE

NORWOOD FINANCIAL CORP
ANNOUNCES EARNINGS FOR THE THIRD QUARTER

October 20, 2011-Honesdale, PA
Lewis J. Critelli, President and Chief Executive Officer of Norwood Financial Corp. (Nasdaq Global Market-NWFL) and its subsidiary, Wayne Bank, announced earnings for the three months ended September 30, 2011 of $2,215,000.  This represents an increase of $325,000, or 17.2%, over the $1,890,000 earned in the third quarter of 2010.  Earnings per share (fully diluted) were $.67 in the 2011 period, down slightly from the $.68 earned in the similar period of last year due to the increased number of shares outstanding resulting from the North Penn Bancorp, Inc. (“North Penn”) acquisition.  Annualized return on average assets for the three months ended September 30, 2011 was 1.28% with an annualized return on average equity of 10.17%.  Net income for the nine months ended September 30, 2011 totaled $5,359,000, which is $146,000 lower than the similar period of 2010 due primarily to merger-related costs.  Earnings per share (fully diluted) for the nine months ended September 30, 2011 totaled $1.79 per share compared to $1.99 per share in the 2010 period.

Total assets as of September 30, 2011 were $678.9 million with loans receivable of $454.8 million, deposits of $526.5 million and stockholders’ equity of $86.9 million.  Total assets have increased $144.3 million during the twelve months ended September 30, 2011 due primarily to balances acquired in the North Penn transaction.

Loans receivable increased $96.5 million from September 30, 2010 due to the acquisition, including a $73.8 million increase in commercial loans and a $22.7 million increase in retail loans.

Non-performing assets, which include non-performing loans and foreclosed real estate owned, totaled $9.6 million and 1.42% of total assets as of September 30, 2011 compared to $10.6 million and 1.50% of assets as of June 30, 2011 and $4.4 million or .82% of total assets as of September 30, 2010.  The increase in non-performing assets from the prior year is due in part to loans acquired in the merger.  Net charge-offs were $347,000 for the quarter and totaled $1,346,000 for the nine months ended September 30, 2011 compared to $158,000 and $670,000, respectively, for the similar periods in 2010.  The increase in charge-offs in 2011 is due primarily to one credit which had been carried in non-accrual status.  Based on the increase in charge-offs, the Company determined that it would be appropriate to provide $425,000 and $1,075,000 for potential future losses for the three and nine month periods ended September 30, 2011, respectively, compared to $250,000 and $730,000, respectively, for the similar periods in 2010.  The allowance for loan losses totaled $5,345,000 as of September 30, 2011 and represented 1.18% of total loans, decreasing from $5,513,000 as of September 30, 2010 and 1.54% of total loans.

For the three months ended September 30, 2011, net interest income, on a fully taxable equivalent basis (fte), totaled $6,573,000, which represents an increase of $1.4 million, or 26.6%, compared to $5,192,000 for the similar period in 2010.  The increase can be attributed to the benefits realized since closing on the North Penn transaction.  Net interest margin (fte) for the 2011 period was 4.13% compared to 4.03% for the similar period in 2010.  The improvement in the net interest margin was principally due to yields on loans in excess of the cost of deposits acquired from North Penn.  Net interest income (fte) for the nine months ended September 30, 2011 totaled $17,216,000, an increase of $1,755,000, or 11.3%, over the similar period in 2010.  Net interest margin (fte) year to date for the 2011 period was 4.03% compared to 4.05% in 2010.

Other income for the three months ended September 30, 2011 totaled $1,506,000 compared to $1,035,000 for the similar period in 2010.  The increase was principally due to increased gains on the sales of investment securities during the period.  For the nine months ended September 30, 2011, other income totaled $3,707,000 compared to $3,053,000 in the 2010 period.  The 2011 year-to-date period includes $282,000 in gains and servicing rights on the sale of $8.7 million of residential mortgage loans compared to $208,000 in similar gains on sales of $10.5 million of mortgage loans in the 2010 period.  Gains on the sales of investment securities totaled $768,000 on sales of $27.7 million for the 2011 year-to-date period compared to $380,000 on sales of $23.8 million in the 2010 period.  The proceeds from investment securities sales were reinvested to improve credit quality, provide current period income and to add protection from rising interest rates.

Other expenses totaled $4,354,000 for the three months ended September 30, 2011, compared to $3,112,000 in the similar period of 2010.  The increase includes $693,000 of costs related to the five offices added through merger, as well as $282,000 foreclosed real estate costs due primarily to one property transferred during the quarter.  For the nine months ended September 30, 2011, other expenses total $11,824,000 compared to $9,448,000 for the similar period in 2010, an increase of $2.4 million due to merger related costs and increased foreclosed real estate expenses.

Mr. Critelli commented, “We are beginning to see the benefits of the North Penn acquisition.  Net interest income improved $670,000 over the second quarter of this year, and the $2.2 million of net income recorded in the third quarter represents a significant improvement over the prior period and the same period of last year.  Our net interest margin continues to show improvement, earnings per share for the quarter are comparable to last year, and our capital levels exceed the regulatory “Well Capitalized” targets.  Our earnings through nine months of 2011 are down slightly from 2010, but this was primarily due to one-time merger related expenses.  A fragile economy and high unemployment will continue to impact our markets and customer base for the foreseeable future, but we remain committed to provide the products and services required from a true community bank during this trough in the economic cycle.  We believe that we are well positioned to take advantage of the opportunities available to us, and we look forward to serving our growing customer base as the economy rebounds from the recent difficulties.”

Norwood Financial Corp., through its subsidiary Wayne Bank, operates sixteen offices in Wayne, Pike, Monroe and Lackawanna Counties, Pennsylvania.  The Company’s stock is traded on the Nasdaq Global Market, under the symbol, “NWFL”.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements.  When used in this discussion, the words “believes”, “anticipates”, “contemplates”, “expects”, and similar expressions are intended to identify forward-looking statements.  Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected.  Those risks and uncertainties include changes in federal and state laws, changes in interest rates, risks associated with the acquisition of North Penn Bancorp, the ability to control costs and expenses, demand for real estate and general economic conditions.  The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures

This release references tax-equivalent net interest income which is a non-GAAP financial measures.  Tax-equivalent net interest income is derived from GAAP interest income and net interest income using an assumed tax rate of 34%.  We believe the presentation of net interest income on a tax–equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.

The following reconciles net interest income to net interest income on a fully taxable equivalent basis:

	Three months ended		Nine months ended
(dollars in thousands)	September 30		September 30
	2011	2010	2011	2010
Net interest income	$6,263	$4,919	$16,362	$14,748
Tax equivalent basis adjustment using 34% marginal tax rate	310	273	854	713
Net interest income on a fully taxable equivalent basis	$6,573	$5,192	$17,216	$15,461

Contact:	William S. Lance
Senior Vice President &
Chief Financial Officer
NORWOOD FINANCIAL CORP
570-253-8505
www.waynebank.com

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets
(dollars in thousands, except share data)
(unaudited)
	September 30
	2011	2010
ASSETS
Cash and due from banks	$12,472	$9,057
Interest-bearing deposits with banks	25,577	7,696
Federal funds sold	0	3,000
Cash and cash equivalents	38,049	19,753

Securities available for sale	145,734	139,308
Securities held to maturity, fair value 2011: $177 and 2010: $177	171	169
Loans receivable (net of unearned Income)	454,832	358,354
Less: Allowance for loan losses	5,345	5,513
Net loans receivable	449,487	352,841
Investment in FHLB Stock, at cost	3,782	3,538
Bank premises and equipment, net	7,601	5,012
Bank owned life insurance	11,767	8,161
Foreclosed real estate owned	3,355	748
Accrued interest receivable	2,758	2,342
Goodwill and other intangibles	10,323	26
Other assets	5,854	2,659
TOTAL ASSETS	$678,881	$534,557

LIABILITIES
Deposits:
Non-interest bearing demand	$78,500	$66,331
Interest-bearing	448,013	332,321
Total deposits	526,513	398,652
Short-term borrowings	31,976	24,530
Other borrowings	27,716	38,000
Accrued interest payable	1,489	1,652
Other liabilities	4,274	3,280
TOTAL LIABILITIES	591,968	466,114

STOCKHOLDERS' EQUITY
Common Stock, $.10 par value, authorized 10,000,000 shares
issued: 2011: 3,371,866 shares, 2010: 2,840,872 shares	337	284
Surplus	24,647	9,815
Retained earnings	61,296	57,642
Treasury stock, at cost: 2011: 79,500 shares, 2010: 79,977 shares	(2,404)	(2,437)
Accumulated other comprehensive income	3,037	3,139
TOTAL STOCKHOLDERS' EQUITY	86,913	68,443

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$678,881	$534,557

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income
(dollars in thousands, except per share data)
(unaudited)
	Three Months Ended September 30		Nine Months ended September 30
	2011	2010	2011	2010
INTEREST INCOME
Loans receivable, including fees	$6,521	$5,266	$16,917	$15,894
Securities	1,116	1,115	3,341	3,477
Other	18	14	42	43
Total Interest income	7,655	6,395	20,300	19,414

INTEREST EXPENSE
Deposits	1,054	1,031	2,871	3,332
Short-term borrowings	24	26	75	87
Other borrowings	314	419	992	1,247
Total Interest expense	1,392	1,476	3,938	4,666
NET INTEREST INCOME	6,263	4,919	16,362	14,748
PROVISION FOR LOAN LOSSES	425	250	1,075	730
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,838	4,669	15,287	14,018

OTHER INCOME
Service charges and fees	581	587	1,722	1,680
Income from fiduciary activities	106	121	324	300
Net realized gains on sales of securities	544	161	768	380
Gains on sale of loans and servicing rights	41	3	282	208
Earnings and proceeds on life insurance policies	130	96	330	294
Other	104	67	281	191
Total other income	1,506	1,035	3,707	3,053

OTHER EXPENSES
Salaries and employee benefits	2,129	1,657	5,712	4,844
Occupancy, furniture and equipment	489	388	1,295	1,190
Data processing related	233	195	635	607
Taxes, other than income	142	77	414	374
Professional Fees	187	81	1,017	358
FDIC Insurance assessment	102	121	317	357
Foreclosed real estate owned	372	3	408	32
Other	700	590	2,026	1,686
Total other expenses	4,354	3,112	11,824	9,448

INCOME BEFORE TAX	2,990	2,592	7,170	7,623
INCOME TAX EXPENSE	775	702	1,811	2,118
NET INCOME	$2,215	$1,890	$5,359	$5,505

Basic earnings per share	$0.67	$0.68	$1.79	$1.99

Diluted earnings per share	$0.67	$0.68	$1.79	$1.99

NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

For the Three Months Ended September 30	2011	2010

Net interest income	$6,263	$4,919
Net income	2,215	1,890

Net interest spread (fully taxable equivalent)	3.94%	3.72%
Net interest margin (fully taxable equivalent)	4.13%	4.03%
Return on average assets	1.28%	1.39%
Return on average equity	10.17%	10.98%
Basic earnings per share	$0.67	$0.68
Diluted earnings per share	$0.67	$0.68

For the Nine Months Ended September 30

Net interest income	$16,362	$14,748
Net income	5,359	5,505

Net interest spread (fully taxable equivalent)	3.80%	3.72%
Net interest margin (fully taxable equivalent)	4.03%	4.05%
Return on average assets	1.18%	1.38%
Return on average equity	9.35%	11.04%
Basic earnings per share	$1.79	$1.99
Diluted earnings per share	$1.79	$1.99

As of September 30

Total Assets	$678,881	$534,557
Total loans receivable	454,832	358,354
Allowance for loan losses	5,345	5,513
Total deposits	526,513	398,652
Stockholders' equity	86,913	68,443
Trust Assets under management	104,331	109,253

Book value per share	$26.40	$24.79
Equity to total assets	12.80%	12.80%
Allowance to total loans receivable	1.18%	1.54%
Nonperforming loans to total loans	1.38%	1.02%
Nonperforming assets to total assets	1.42%	0.82%

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets (unaudited)
(dollars in thousands)
	Sept 30	June 30	March 31	Dec 31	Sept 30
	2011	2011	2011	2010	2010
ASSETS
Cash and due from banks	$12,472	$9,269	$5,670	$5,782	$9,057
Interest-bearing deposits with banks	25,577	34,213	13,864	7,843	7,696
Federal funds sold	0	1,729	0	3,000	3,000
Cash and cash equivalents	38,049	45,211	19,534	16,625	19,753

Securities available for sale	145,734	152,275	143,104	145,815	139,308
Securities held to maturity	171	170	170	170	169
Loans receivable (net of unearned Income)	454,832	464,646	350,128	356,855	358,354
Less: Allowance for loan losses	5,345	5,267	5,780	5,616	5,513
Net loans receivable	449,487	459,379	344,348	351,239	352,841
Investment in FHLB stock	3,782	3,981	3,193	3,361	3,538
Bank premises and equipment, net	7,601	7,672	4,798	4,904	5,012
Foreclosed real estate owned	3,355	1,755	948	748	748
Other assets	30,702	33,352	14,831	14,143	13,188
TOTAL ASSETS	$678,881	$703,795	$530,926	$537,005	$534,557

LIABILITIES
Deposits:
Non-interest bearing demand	$78,500	$73,718	$62,736	$62,238	$66,331
Interest-bearing deposits	448,013	464,571	334,384	331,627	332,321
Total deposits	526,513	538,289	397,120	393,865	398,652
Other borrowings	59,692	74,942	60,465	71,309	62,530
Other liabilities	5,763	5,929	4,766	4,133	4,932
TOTAL LIABILITIES	591,968	619,160	462,351	469,307	466,114

STOCKHOLDERS' EQUITY	86,913	84,635	68,575	67,698	68,443

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$678,881	$703,795	$530,926	$537,005	$534,557

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)
	30-Sep	30-Jun	31-Mar	31-Dec	30-Sep
Three months ended	2011	2011	2011	2010	2010
INTEREST INCOME
Loans receivable, including fees	$6,521	$5,468	$4,928	$5,207	$5,266
Securities	1,116	1,135	1,090	1,052	1,115
Other	18	16	8	14	14
Total Interest income	7,655	6,619	6,026	6,273	6,395

INTEREST EXPENSE
Deposits	1,054	932	885	951	1,031
Borrowings	338	369	360	406	445
Total Interest expense	1,392	1,301	1,245	1,357	1,476
NET INTEREST INCOME	6,263	5,318	4,781	4,916	4,919
PROVISION FOR LOAN LOSSES	425	430	220	270	250
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	5,838	4,888	4,561	4,646	4,669

OTHER INCOME
Service charges and fees	581	592	549	551	587
Income from fiduciary activities	106	105	113	105	121
Net realized gains (losses) on sales of securities	544	12	212	68	161
Gains on sale of loans and servicing rights	41	98	143	99	3
Earnings and proceeds on life insurance	130	106	94	97	96
Other	104	80	97	91	67
Total other income	1,506	993	1,208	1,011	1,035

OTHER EXPENSES
Salaries and employee benefits	2,129	1,882	1,701	1,663	1,657
Occupancy, furniture and equipment , net	489	408	398	370	388
Foreclosed real estate owned	372	17	19	9	3
FDIC insurance assessment	102	95	120	117	121
Other	1,262	1,534	1,296	1,146	943
Total other expenses	4,354	3,936	3,534	3,305	3,112

INCOME BEFORE TAX	2,990	1,945	2,235	2,352	2,592
INCOME TAX EXPENSE	775	461	575	544	702
NET INCOME	$2,215	$1,484	$1,660	$1,808	$1,890

Basic earnings per share	$0.67	$0.50	$0.60	$0.65	$0.68

Diluted earnings per share	$0.67	$0.50	$0.60	$0.65	$0.68

Book Value per share	$26.40	$24.79	$24.78	$24.45	$24.79

Return on average equity	10.17%	7.88%	9.76%	10.38%	10.98%
Return on average assets	1.28%	1.00%	1.27%	1.33%	1.39%

Net interest spread (fte)	3.94%	3.75%	3.70%	3.74%	3.72%
Net interest margin (fte)	4.13%	3.98%	3.98%	4.04%	4.03%

Allowance for loan losses to total loans	1.18%	1.13%	1.65%	1.57%	1.54%
Net charge-offs to average loans (annualized)	1.34%	1.02%	0.06%	0.19%	0.18%
Nonperforming loans to total loans	1.38%	1.90%	2.11%	1.14%	1.02%
Nonperforming assets to total assets	1.42%	1.50%	1.57%	0.90%	0.82%